Exhibit (10)(a)(xi)

                              AMENDED AND RESTATED
                               GUARANTY AGREEMENT

            THIS AMENDED AND RESTATED GUARANTY AGREEMENT dated as of October 30, 1996 ("Guaranty") and made by Allied Digital Technologies Corp., a Delaware corporation, with an office located at 15 Gilpin Avenue, Hauppauge, New York 11788 (the "Guarantor"), in favor of American National Bank and Trust Company of Chicago, with an office at 33 North LaSalle Street, Chicago, Illinois 60690 (together with its successors and assigns, the "Lender").

                              W I T N E S S E T H:

            A. The Guarantor entered into that certain Guaranty Agreement dated as of January 11, 1995 in favor of the Lender (the "Original Guaranty").

            B. Hauppauge Record Manufacturing Ltd., a New York corporation (the "Borrower"), has entered into that certain Amended and Restated Loan and Security Agreement dated as of October 30, 1996 with the Lender (such agreement, as it may hereafter be amended or otherwise modified from time to time, being hereinafter referred to as the "Loan Agreement"; capitalized terms used but not otherwise defined herein are used herein as defined in the Loan Agreement).

            C. Borrower is an indirect wholly-owned Subsidiary of the Guarantor and, as a result of the intercorporate and other relationships between the Guarantor and the Borrower, the Guarantor will benefit from the advances and financial accommodations provided by the Lender and the Loan Agreement.

            D. As a condition precedent to the effectiveness of the Loan Agreement and any extensions of credit pursuant thereto, the Lender has required, among other things, that the Guarantor amend and restate the Original Guaranty in the form of this Guaranty.

            NOW, THEREFORE, in consideration of the above premises and any loans and other financial accommodations heretofore, now or hereafter made to or for the benefit of Borrower by the Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees that, effective as of the Effective Time, the Original Guaranty is amended and restated as follows:

            1. Guaranty.

            A. The Guarantor hereby absolutely, unconditionally and irrevocably guarantees the full and prompt payment when due, whether at maturity or earlier, by reason of acceleration, mandatory prepayment or otherwise, and at all times thereafter, and the due and punctual performance, of all of the Liabilities (including without limitation any and all "Liabilities" as such term was defined in the Hauppauge LSA or the AFL LSA), including, without limitation, all sums which may become due under the terms and provisions of the Notes or the Loan Agreement, whether for principal, interest (including, without limitation, interest accruing before, during or after any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding, and, if interest ceases to accrue by operation of law by reason of any such proceeding, interest which otherwise would have accrued in the absence of such proceeding), premium, fees, expenses or otherwise, whether or not from time to time reduced or extinguished or hereafter increased or incurred, whether or not recovery may be or hereafter may become barred by any statute of limitations, whether enforceable or unenforceable as against the Borrower, now or hereafter existing, or due or to become due (all Liabilities together with the Costs (as hereinafter defined), collectively, the "Guaranteed Obligations"). This is a continuing guaranty of payment and not of collection.

            B. The Guarantor further agrees to pay, upon demand, all costs and expenses ("Costs"), including, without limitation, all court costs and reasonable attorneys' and paralegals' fees and expenses, paid or incurred by the Lender (i) in endeavoring to collect all or any part of the Guaranteed Obligations from, or in prosecuting any action against, the Guarantor or any other guarantor of all or any part of the Guaranteed Obligations or (ii) in endeavoring to realize upon (whether by judicial, non-judicial or other proceedings) any collateral securing the Guarantor's liabilities under this Guaranty.

            C. The Guarantor further agrees that, if any payment made by the Borrower or any other Person is applied to the Guaranteed Obligations and is at any time annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of Collateral or any other security are required to be returned by the Lender to the Borrower, its estate, trustee, receiver or any other Person, including, without limitation, the Guarantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the Guarantor's liability hereunder (and any lien,


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security interest or other collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made, or, if prior thereto this Guaranty shall have been cancelled or surrendered (and if any lien, security interest or other collateral securing Guarantor's liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), this Guaranty (and such lien, security interest or other collateral) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of the Guarantor in respect of the amount of such payment (or any lien, security interest or other collateral securing such obligation).

            2. Representations and Warranties. The Guarantor represents and warrants that as of the date of the execution of this Guaranty, and continuing so long as any Guaranteed Obligations remain outstanding, and (even if there shall be no Guaranteed Obligations outstanding) so long as this Guaranty remains in effect:

            A. Corporate Existence. The Guarantor and each of its Subsidiaries is a corporation duly organized and in good standing under the laws of the state of its incorporation and is duly qualified as a foreign corporation and in good standing in each state where the nature and extent of the business transacted by it or the ownership of its assets makes such qualification necessary, except for those jurisdictions in which the failure so to qualify would not, in the aggregate, have a material adverse effect on the Guarantor's or such Subsidiaries financial condition, results of operations or business or the ability of the Guarantor or any such Subsidiary to perform its obligations under this Guaranty or under any of the Financing Agreements to which it is a party.

            B. Corporate Authority. As to the Guarantor and each of its Subsidiaries, the execution and delivery by such Person of this Guaranty and of each Financing Agreement to which it is a party and the performance of such Person's obligations hereunder and thereunder: (i) are within the corporate powers of such Person; (ii) are duly authorized by the Board of Directors of such Person and, if necessary, the stockholders of such Person; (iii) are not in contravention of the terms of such Person's Certificate or Articles of Incorporation, or By-Laws, or of any indenture, or other agreement or undertaking to which such Person is a party or by which such Person or any of its property is bound or any judgment, decree or order applicable to such Person; (iv) do not require any governmental consent, registration or approval;
(v) do not contravene any contractual or governmental restriction binding upon such Person; and (vi) will not, except as contemplated herein, result in the imposition of any Lien upon any property of such Person under any existing indenture, mortgage, deed of


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

trust, loan or credit agreement or other material agreement or instrument to which such Person is a party or by which it or any of its property may be bound or affected.

            C. Binding Effect. Each of this Guaranty and all of the Financing Agreements have been duly executed and delivered by the Guarantor and each of its Subsidiaries that is a party thereto and constitute the legal, valid and binding obligations of the Guarantor and each such Subsidiary that is a party thereto, enforceable against the Guarantor and each of its Subsidiaries that is a party thereto in accordance with their respective terms.

            3. Waivers; Other Agreements.

            A. The Lender is hereby authorized, without notice to or demand upon the Guarantor, which notice or demand is expressly waived hereby, and without discharging or otherwise affecting the obligations of the Guarantor hereunder (which shall remain absolute and unconditional notwithstanding any such action or omission to act), from time to time, to:

            (i) supplement, renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, the Guaranteed Obligations, or any portion thereof, or otherwise modify, amend or change the terms of any promissory note or other agreement, document or instrument (including, without limitation, the Loan Agreement and the other Financing Agreements) now or hereafter executed by the Borrower and delivered to the Lender, including, without limitation, any increase or decrease of the principal amount thereof or the rate of interest thereon;

            (ii) waive or otherwise consent to noncompliance with any provision of any agreement, document or instrument (including, without limitation, the Loan Agreement and the other Financing Agreements) evidencing or in respect of the Guaranteed Obligations, or any part thereof, now or hereafter executed by the Borrower and delivered to the Lender;

            (iii) accept partial payments on the Guaranteed Obligations;

            (iv) receive, take and hold security or collateral for the payment or performance of the Guaranteed Obligations, or any part thereof, or for the payment or performance of any guaranties of all or


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

      any part of the Guaranteed Obligations, and exchange, enforce, waive, substitute, liquidate, terminate, abandon, fail to perfect, subordinate, transfer, otherwise alter and release any such security or collateral;

            (v) apply any and all such security or collateral and direct the order or manner of sale thereof as the Lender may determine in its sole discretion;

            (vi) settle, release, compromise, collect or otherwise liquidate the Guaranteed Obligations, or any part thereof, or accept, substitute, release, exchange or otherwise alter, affect or impair any security or collateral for the Guaranteed Obligations, or any part thereof, or any other guaranty therefor, in any manner;

            (vii) add, release or substitute any one or more other guarantors, makers or endorsers of all or any part of the Guaranteed Obligations and otherwise deal with the Borrower or any other guarantor, maker or endorser as the Lender may elect in its sole discretion;

            (viii) apply any and all payments or recoveries from the Guarantor, from the Borrower or from any other guarantor, maker or endorser of all or any part of the Guaranteed Obligations to the Guaranteed Obligations in such order as the Lender in its sole discretion may determine, whether such Guaranteed Obligations are secured or unsecured or guaranteed or not guaranteed by others;

            (ix) apply any and all payments or recoveries from the Guarantor or any other guarantor, maker or endorser of all or any part of the Guaranteed Obligations or sums realized from security furnished by any of them upon any of their indebtedness or obligations to the Lender, as the Lender in its sole discretion may determine, whether or not such indebtedness or obligations relate to the Guaranteed Obligations; and

            (x) refund to Borrower or any Person making any payment (or its estate, a trustee or receiver) at any time, at the Lender's sole discretion, any payment received by the Lender in respect of any Guaranteed Obligations, and payment to the Lender of the amount so refunded shall be fully guaranteed hereby even though prior thereto this


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

      Guaranty shall have been cancelled or surrendered (or any lien, security interest or other collateral shall have been released or terminated by virtue thereof) by the Lender, and such prior cancellation or surrender (or release or termination) shall not diminish, release, discharge, impair or otherwise affect the obligations of the Guarantor hereunder in respect of the amount so refunded (and any lien, security interest or other collateral so released or terminated shall be reinstated with respect to such obligations).

            B. The Guarantor hereby agrees that its obligations under this Guaranty are absolute and unconditional and shall not be discharged or otherwise affected as a result of:

            (i) the invalidity or unenforceability of any security for or other guaranty of all or any part of the Guaranteed Obligations or of any promissory note or other agreement, document or instrument (including, without limitation, the Loan Agreement and the Financing Agreements) evidencing or in respect of all or any part of the Guaranteed Obligations, or the lack of perfection or continuing perfection or failure of priority of any security for all or any part of the Guaranteed Obligations or any other guaranty therefor;

            (ii) the absence of any attempt to collect the Guaranteed Obligations, or any portion thereof, from the Borrower or any other guarantor or other action to enforce the same;

            (iii) any failure by the Lender to acquire, perfect and maintain any security interest in, or to preserve any rights to, any security or collateral for all or any part of the Guaranteed Obligations or any guaranty therefor;

            (iv) any election by the Lender in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. ss. 101 et seq.) (the "Bankruptcy Code");

            (v) any borrowing or grant of a security interest by the Borrower, as debtor-in-possession, or extension of credit, under the Bankruptcy Code;


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

            (vi) the disallowance, under the Bankruptcy Code, of all or any portion of the Lender's claim(s) for repayment of the Guaranteed Obligations;

            (vii) any use of cash collateral under the Bankruptcy Code;

            (viii) any agreement or stipulation as to the provision of adequate protection in any bankruptcy proceeding;

            (ix) the avoidance of any lien in favor of the Lender for any reason;

            (x) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against the Borrower, the Guarantor or any other guarantor, maker or endorser, including without limitation, any discharge of, or bar or stay against collecting or accelerating, all or any of the Guaranteed Obligations (or any interest thereon) in or as a result of any such proceeding;

            (xi) any failure by the Lender to file or enforce a claim against the Borrower or its estate in any bankruptcy or insolvency case or proceeding;

            (xii) any action taken by the Lender that is authorized by this Guaranty;

            (xiii) any election by the Lender under Section 9-501(4) of the Uniform Commercial Code as enacted in any relevant jurisdiction as to any security for the Guaranteed Obligations or any guaranty of all or any part of the Guaranteed Obligations; or

            (xiv) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

            C. Until the Guaranteed Obligations shall have been paid and performed in full and all of the Financing Agreements shall have been terminated, the Guarantor shall have no right of subrogation and hereby waives any right to enforce any remedy which the Lender now has or may hereafter have against the Borrower or any guarantor of all or any part of the Guaranteed Obligations, and the Guarantor hereby waives any benefit of, and any right to participate in, any security or collateral given to the Lender to secure payment or performance of any of the Guaranteed Obligations or any other liability of the Borrower to the Lender. The Guarantor further agrees that any and all claims of the Guarantor against the Borrower or any guarantor of all or any part of the Guaranteed Obligations, or against any of their respective properties, arising by reason of this Guaranty, including without limitation by reason of any payment by the Guarantor to the Lender pursuant to the provisions hereof, shall be subordinate and subject in right of payment to the prior payment, in full, of all principal and interest, all reasonable costs of collection (including attorneys' and paralegals' fees) and payment and performance in full of any other liabilities or obligations to the Lender by the Borrower, including without limitation the Liabilities, which may arise either with respect to or on any Financing Agreement or any other note, instrument, document, item, agreement or other writing heretofore, now or hereafter delivered to the Lender. The Guarantor further waives:

            (i) any requirements of diligence or promptness on the part of the Lender;

            (ii) presentment, demand for payment or performance and protest and notice of protest with respect to the Guaranteed Obligations or any guaranty with respect thereto;

            (iii) notices (a) of nonperformance, (b) of acceptance of this Guaranty, (c) of default in respect of the Guaranteed Obligations, (d) of the existence, creation or incurrence of new or additional indebtedness, arising either from additional loans extended to the Borrower or otherwise, (e) that the principal amount, or any portion thereof, and/or any interest on any document or instrument evidencing all or any part of the Guaranteed Obligations is due, (f) of any and all proceedings to collect from the Borrower, any maker, endorser or any other guarantor of all or any part of the Guaranteed Obligations, or from anyone else, and
      (g) of exchange, sale, surrender or other handling of any security or collateral given to the Lender to secure payment of the Guaranteed Obligations or any guaranty therefor;

            (iv) any right to require the Lender to (a) proceed first against the Borrower or any other Person whatsoever, (b) proceed against or exhaust any security given to or held by the Lender in connection with the Guaranteed Obligations, or (c) pursue any other remedy in the Lender's power whatsoever;

            (v) any defense arising by reason of (a) any disability or other defense of the Borrower, (b) the cessation from any cause whatsoever of the liability of the Borrower, (c) any act or omission of the Lender or others which directly or indirectly, by operation of law or otherwise, results in or aids the discharge or release of the Borrower or any security given to or held by the Lender in connection with the Guaranteed Obligations;

            (vi) any and all other suretyship defenses under applicable law; and

            (vii) the benefit of any statute of limitations affecting the Guaranteed Obligations or the Guarantor's liability hereunder or the enforcement hereof.

In connection with the foregoing, the Guarantor covenants that this Guaranty shall not be discharged, except by complete performance of the obligations contained herein and the payment and discharge in full of all of the Liabilities and termination of all Financing Agreements (including without limitation any commitments with respect to the Liabilities). All waivers granted by the Guarantor hereunder, shall be unconditional and irrevocable irrespective of whether the Guaranteed Obligations have been paid in full by the Guarantor or any other party.

            D. The Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrower, of any and all endorsers and/or other guarantors of all or any part of the Guaranteed Obligations and of all other circumstances bearing upon the risk of nonpayment and nonperformance of the Guaranteed Obligations, or any part thereof, and the Guarantor hereby agrees that the Lender shall not have any duty to advise the Guarantor of information known to the Lender regarding such condition or any such circumstances. In the event the Lender, in its sole discretion, undertakes at any time or from time to time to provide any such information to the Guarantor, the Lender shall not have any obligation (i) to undertake any investigation, whether or not a part of its regular business routine, (ii) to disclose any information which the Lender wishes to maintain confidential or (iii) to make any other or future disclosures of such information or any other information of the Guarantor.

            E. The Guarantor shall not take any action which would, directly or indirectly, result in an Event of Default or Default under the Loan Agreement.

            F. The Guarantor shall take such actions as may be required by Holdings to enable Holdings to fulfill its obligations under the Holdings Guaranty and shall not take any action or fail to take any action which would result in a breach or default of the provisions of the Holdings Guaranty which relate to the Guarantor or its Subsidiaries.

            4. Default; Remedies.

            A. The obligations of the Guarantor hereunder are independent of and separate from the Guaranteed Obligations and the obligations of any other guarantor of the Guaranteed Obligations or any other Person. If any of the Guaranteed Obligations are not paid when due (and the applicable grace period, if any, under the Loan Agreement has expired), or upon the occurrence and during the continuance of any Default, the Lender may, at its sole election, proceed directly and at once, without notice, against the Guarantor to collect and recover the full amount or any portion of the Guaranteed Obligations, without first proceeding against the Borrower or any other guarantor of all or part of the Guaranteed Obligations or any other Person, or against any Collateral or any other security for the Guaranteed Obligations or the obligations of the Guarantor or any other guarantor under any guaranty; provided, however, if any Default specified in subsection 9.1(G), (H), (I) or (J) of the Loan Agreement shall occur and be continuing, the Guarantor shall, at the option of the Lender, pay to the Lender, the full amount which would be payable under this Guaranty if all of the Liabilities were then due and payable.

            B. To secure the full and prompt payment and performance of the Guaranteed Obligations and the Guarantor's obligations under this Guaranty, the Guarantor hereby grants to the Lender a right of setoff against and a continuing security interest in all of the Guarantor's now or hereafter acquired balances, credits, deposits, accounts, monies and any other property and interests in property of every kind or description of or in the Guarantor's name now or hereafter coming into the actual possession, custody or control of the Lender or any agent or affiliate of the Lender in any way or for any purpose (whether for safekeeping, deposit, custody, pledge, transmission, collection or otherwise). At any time after any Default, the Lender may, without notice to the Guarantor and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of the Guaranteed Obligations
(i) any indebtedness due or to become due from the Lender to the Guarantor and
(ii) any balances, credits, deposits, accounts, monies or other property of or in the name of the Guarantor at any time held by or coming into the possession, custody or control of the Lender or any agent or affiliate of the Lender.

            C. The Guarantor hereby authorizes and empowers the Lender, in its sole discretion, without any notice (except notices required by law to the extent such notice as a matter of law may not be waived) or demand to the Guarantor whatsoever and without affecting the obligations of the Guarantor hereunder, to exercise any right or remedy which the Lender may have available to it, including, but not limited to, foreclosure by one or more judicial or nonjudicial sales, and to the extent permitted by applicable law, the Guarantor hereby waives any defense to the recovery by the Lender against the Guarantor of any deficiency after such action and the Guarantor expressly waives any defense or benefits that may be derived from statutes and laws relating thereto. No exercise by the Lender of, and no omission of the Lender to exercise, any power or authority recognized herein and no impairment or suspension of any right or remedy of the Lender against the Guarantor, any other guarantor, maker or endorser or any security shall in any way suspend, discharge, release, exonerate or otherwise affect any of the Guarantor's obligations hereunder or give to the Guarantor any right of recourse against the Lender.

            D. The Guarantor consents and agrees that the Lender shall not be under any obligation to make any demand upon or pursue or exhaust any of its rights or remedies against the Borrower or any guarantor or any other Person with respect to the Guaranteed Obligations, or to pursue or exhaust any of its rights or remedies with respect to any security therefor, or any direct or indirect guaranty thereof or any security for any such guaranty, or to marshal any assets in favor of the Guarantor or against or in payment of any or all of the Guaranteed Obligations or to resort to any security or any such guaranty in any particular order. All of the Lender's rights and remedies provided for herein, in the Loan Agreement and the other Financing Agreements or otherwise available to the Lender under applicable law, shall be cumulative and non-exclusive to the extent permitted by law. Without limiting the generality of the foregoing, to the extent permitted by applicable law, the Guarantor hereby agrees that it will not invoke or utilize any law which might cause delay in or impede the enforcement of the rights under this Guaranty or any of the Financing Agreements.

            E. Demand, presentment, protest and notice of nonpayment are hereby waived by the Guarantor. The Guarantor also waives the benefit of all valuations, appraisal and exemption laws.

            5. Miscellaneous.

            A. This Guaranty shall be irrevocable. If notwithstanding the provisions of this Guaranty, the Guarantor is entitled by law to revoke or terminate this Guaranty other than as is expressly provided for herein, the Guarantor agrees that this Guaranty shall continue in full force and effect and any such revocation or termination shall not become effective until at least thirty (30) days after written notice of revocation of this Guaranty, specifically referring hereto (and identifying the effective date (the "Revocation Date") of such revocation which shall be at least thirty (30) days after the Lender's receipt thereof), signed by the Guarantor, is given to the Lender and is actually received by the Lender. Such revocation shall not affect the right and power of the Lender to enforce rights arising prior to the Revocation Date. If, in reliance on this Guaranty, the Lender makes loans or takes other action after the revocation by the Guarantor but prior to the Revocation Date, the rights of the Lender with respect thereto shall be the same as if such revocation had not occurred.

            B. This Guaranty shall be binding upon the Guarantor and upon its successors and assigns and shall inure to the benefit of the Lender and its successors and assigns; all references herein to the Borrower and to the Guarantor shall be deemed to include their respective successors and assigns and all references herein to the Lender shall be deemed to include its successors and assigns. The Borrower's successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession of or for the Borrower. This Guaranty shall be enforceable by Lender or any of Lender's successors and assigns and any such successors and assigns shall have the same rights and benefits as the Lender hereunder. Notwithstanding anything herein to the contrary, the Guarantor may not assign or otherwise transfer its rights or obligations under this Guaranty without the prior written consent of the Lender.

            C. All references to the singular shall be deemed to include the plural where the context so requires. All representations, warranties and covenants contained herein shall survive the execution and delivery of this Guaranty, the transfer by Lender of any interest in the Guaranteed Obligations or under the Financing Agreements, and may be relied upon by any assignee or successor, regardless of any investigation made at any time by or on behalf of Lender or any such assignee or successor. The Guarantor acknowledges the Lender's acceptance hereof and reliance hereon.

            D. No course of dealing and no delay on the part of the Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Lender of any right or remedy shall preclude any further exercise thereof, nor shall any modification or waiver of any of the provisions of this Guaranty be binding upon the Lender, except as expressly set forth in a writing duly signed and delivered by the Lender. The Lender's failure at any time or times hereafter to require strict performance by the Borrower or the Guarantor or any other Person of any of the provisions, warranties, terms and conditions contained in the Loan

Agreement, any of the other Financing Agreements or any promissory note, security agreement, agreement, guaranty, instrument or document now or at any time or times hereafter executed by the Borrower or the Guarantor or any other Person and delivered to the Lender shall not waive, affect or diminish any right of the Lender at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of the Lender, or its agents, officers or employees, unless such waiver is contained in an instrument in writing signed by an authorized officer or agent of the Lender and directed to the Borrower or the Guarantor or other Person, as the case may be, specifying such waiver. All Defaults under the Loan Agreement and all defaults under this Guaranty shall continue until the same are waived in a writing directed to the Guarantor in accordance with this paragraph 5.D. No waiver of any default shall operate as a waiver of any other default or the same default on a future occasion, and no action by the Lender permitted hereunder shall in any way affect or impair the Lender's rights or the obligations of the Guarantor under this Guaranty. Any determination by a court of competent jurisdiction of the amount of any principal and/or interest owing by the Borrower to the Lender shall be conclusive and binding on the Guarantor irrespective of whether it was a party to the suit or action in which such determination was made (unless such determination was made as a result of a default judgment in a proceeding in which Borrower did not appear).

            E. THIS GUARANTY SHALL BE DEEMED TO HAVE BEEN EXECUTED, AND WAS DELIVERED AND ACCEPTED IN CHICAGO, ILLINOIS. THIS GUARANTY SHALL BE CONSTRUED IN ALL RESPECTS IN ACCORDANCE WITH, AND GOVERNED BY, AND ANY DISPUTE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS GUARANTY AND WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF ILLINOIS.

            F. WHENEVER POSSIBLE, EACH PROVISION OF THIS GUARANTY SHALL BE INTERPRETED IN SUCH A MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS GUARANTY SHALL BE PROHIBITED BY OR INVALID UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE ONLY TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE

REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS GUARANTY.

            G. (i) EXCEPT AS PROVIDED IN SUBPARAGRAPH 5.G(ii) BELOW, THE LENDER AND THE GUARANTOR AGREE THAT ALL DISPUTES BETWEEN THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS GUARANTY AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE OR FEDERAL COURTS LOCATED IN COOK COUNTY, ILLINOIS, BUT THE LENDER AND THE GUARANTOR ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE BY A COURT LOCATED OUTSIDE OF COOK COUNTY, ILLINOIS. THE GUARANTOR WAIVES IN ALL DISPUTES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE.

            (ii) THE GUARANTOR AGREES THAT THE LENDER SHALL HAVE THE RIGHT TO PROCEED AGAINST THE GUARANTOR OR ITS PROPERTY ("PROPERTY") IN A COURT IN ANY LOCATION TO ENABLE THE LENDER TO REALIZE ON ANY SECURITY FOR THE GUARANTEED OBLIGATIONS OR THE GUARANTOR'S OBLIGATIONS UNDER THIS GUARANTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE LENDER. THE GUARANTOR AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT BY THE LENDER TO REALIZE ON THE PROPERTY OR ANY SECURITY FOR THE GUARANTEED OBLIGATIONS OR THE GUARANTOR'S OBLIGATIONS UNDER THIS GUARANTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE LENDER. THE GUARANTOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE LENDER HAS COMMENCED A PROCEEDING DESCRIBED IN THIS PARAGRAPH 5.G.

            H. THE GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND IRREVOCABLY APPOINTS CT CORPORATION SYSTEM, 208 SOUTH LASALLE STREET, CHICAGO, ILLINOIS 60604, ITS REGISTERED AGENT, AS THE GUARANTOR'S AGENT FOR THE PURPOSE OF ACCEPTING ON BEHALF OF THE GUARANTOR SERVICE OF PROCESS WITHIN THE STATE OF ILLINOIS (THE "SP AGENT"). LENDER AGREES TO PROMPTLY FORWARD BY REGISTERED MAIL (NO RETURN RECEIPT REQUIRED) A COPY OF ANY PROCESS SO SERVED BY IT

UPON THE SP AGENT TO THE GUARANTOR AT ITS ADDRESS SET FORTH IN PARAGRAPH 5.O BELOW. THE GUARANTOR HEREBY CONSENTS TO SERVICE OF PROCESS AS AFORESAID. THE GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF THE COURTS REFERRED TO IN PARAGRAPH 5.G ABOVE IN ANY SUCH ACTION OR PROCEEDING BY MAILING COPIES OF SUCH SERVICE BY REGISTERED MAIL, POSTAGE PREPAID TO THE GUARANTOR AT SAID ADDRESS. NOTHING IN THIS GUARANTY SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. ANY FAILURE TO RECEIVE SUCH COPY SHALL NOT AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS.

            I. THE GUARANTOR AND THE LENDER WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE LENDER AND THE GUARANTOR ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS GUARANTY OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION THEREWITH OR THE TRANSACTIONS RELATED THERETO. THE GUARANTOR AND THE LENDER HEREBY AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT EITHER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS GUARANTY WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE OTHER TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

            J. THE GUARANTOR WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF THE LENDER IN CONNECTION WITH ANY JUDICIAL PROCESS OR PROCEEDING TO OBTAIN POSSESSION OF, REPLEVY, ATTACH, OR LEVY UPON ANY SECURITY FOR THE GUARANTEED OBLIGATIONS OR THE GUARANTOR'S OBLIGATIONS UNDER THIS GUARANTY, TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE LENDER, OR TO ENFORCE BY SPECIFIC PERFORMANCE, TEMPORARY RESTRAINING ORDER, PRELIMINARY OR PERMANENT INJUNCTION, THIS GUARANTY, OR ANY OF THE OTHER AGREEMENT OR DOCUMENT BETWEEN THE LENDER AND THE GUARANTOR.

            K. This Guaranty contains all the terms and conditions of the agreement between the Lender and the Guarantor relating to the subject matter hereof. The terms or provisions of this Guaranty may not be waived, altered, modified or amended except in a writing duly executed by the party to be charged thereby.

            L. Neither the Lender nor its affiliates, directors, officers, agents, attorneys or employees shall be liable to the Guarantor for any action taken, or omitted to be taken, by it or them or any of them under this Guaranty, the Loan Agreement or the Financing Agreements or in connection herewith or therewith.

            M. The Guarantor warrants and agrees that each of the waivers set forth in this Guaranty are made with full knowledge of their significance and consequences and that, under the circumstances, the waivers are reasonable. If any of said waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective to the maximum extent permitted by law. Should any one or more provisions of this Guaranty be determined to be illegal or unenforceable, all other provisions hereof shall nevertheless remain effective.

            N. Captions are for convenience only and shall not affect the meaning of any term or provision of this Guaranty.

            O. Except as otherwise expressly provided herein, any notice required or desired to be served, given or delivered hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered (i) three (3) days after deposit in the United States mails, with proper postage prepaid, (ii) when sent after receipt of confirmation or answerback if sent by telecopy, or other similar facsimile transmission, (iii) one (1) Business Day after deposited with a reputable overnight courier with all charges prepaid, or
(iv) when delivered, if hand-delivered by messenger, all of which shall be properly addressed to the Person to be notified, as the case may be, and sent to the address or number indicated as follows:

            (i)   If to the Lender at:

                  American National Bank and
                    Trust Company of Chicago
                  33 North LaSalle Street
                  Chicago, Illinois 60690
                  Attention:  Dennis E. Harrison
                  Telecopy:  312/661-6929
                  Confirmation: 312/661-5707

            (ii)  If to the Guarantor at:

                  Allied Digital Technologies Corp.
                  15 Gilpin Avenue
                  Hauppauge, New York  11788
                  Attention:  George Fishman
                  Telecopy:   516/234-0346
                  Confirmation:  516/234-0200

                  with a copy of such notice to:

                  Warshaw Burstein Cohen Schlesinger & Kuh, LLP
                  555 Fifth Avenue
                  New York, New York 10017
                  Attention:  Frederick R. Cummings, Jr., Esq.
                  Telecopy:   212/972-9150
                  Confirmation:  212/984-7807

or to such other address or number as the Guarantor or the Lender designates to the other in the manner herein prescribed.

            P. The Guarantor acknowledges that any breach by the Guarantor of any of the provisions of this Guaranty will cause irreparable injury to the Lender and there is no adequate remedy at law for a breach of the provisions of this Guaranty. The Guarantor agrees that the Lender will have the immediate right, upon such breach, to obtain temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and that the granting of any such relief shall not preclude the Lender from pursuing any other available relief or remedies for such breach.

            Q. This Guaranty may be executed and accepted in any number of counterparts each of which shall be an original with the same effect as if the signatures thereto and hereto were on the same instrument. The delivery of an executed counterpart of a signature page or acceptance to this Guaranty by telecopier shall be effective as delivery of a manually executed counterpart of this Guaranty.

            R. THE GUARANTOR ACKNOWLEDGES AND REPRESENTS TO THE LENDER THAT IT HAS BEEN ADVISED BY COUNSEL WITH RESPECT TO THE TRANSACTION GOVERNED BY THIS GUARANTY AND THE TERMS OF THIS GUARANTY.

            S. This Guaranty shall become effective at the Effective Time.

            T. The Original Guaranty is amended and restated in its entirety in the form hereof as of the effectiveness of this Guaranty; provided, however, any representations and warranties made by the Guarantor to the Lender shall survive the execution and delivery hereof.

            IN WITNESS WHEREOF, the Guarantor has made this Guaranty as of the date first above written.

                                    ALLIED DIGITAL TECHNOLOGIES
                                    CORP.


                                    By:  /s/ George Fishman
                                         ------------------
                                    Title:   Chief Executive Officer
                                          --------------------------



Acknowledged and agreed to in Chicago,
Illinois, as of this 30th day of
October, 1996:

AMERICAN NATIONAL BANK AND
  TRUST COMPANY OF CHICAGO


By: /s/Catherine Saccany
    ---------------------
Title:  Vice President
      -------------------